SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                             DWS Climate Change Fund

The following information replaces the disclosure in the "Portfolio management" section of the fund's prospectuses:

The following person handles the day-to-day management of the fund.

  Nicolas Huber
  Director of Deutsche Asset Management
  and Portfolio Manager of the fund.
  o Joined Deutsche Asset Management
    in 2002.
  o Senior Portfolio Manager, Global
    Equities: Frankfurt.
  o Over 22 years of investment industry experience.
  o Joined the fund in 2007.




               Please Retain This Supplement for Future Reference




July 24, 2008
DCCF-3601